UNITED STATES
                SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549
                      ______________________

                             FORM 8-K

                          CURRENT REPORT

                 PURSUANT TO SECTION 13 OR 15(D)
              OF THE SECURITIES EXCHANGE ACT OF 1934
                      ______________________

Date of Report (Date of earliest reported): October 15, 2007



                    FIRST KEYSTONE CORPORATION
                      ______________________
      (Exact name of registrant as specified in its Charter)


          PENNSYLVANIA             2-88927           23-2249083
       __________________         __________         _____________
        (State or other          (Commission         (IRS Employer
          jurisdiction          File Number)     Identification No.
       of incorporation)



111 West Front Street, Berwick, Pennsylvania       18603
____________________________________________      ________
  (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code: (570) 752-3671



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General
Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                    CURRENT REPORT ON FORM 8-K


Item 8.01  OTHER EVENTS

On October 15, 2007, First Keystone Corporation, and its wholly owned subsidiary, First Keystone National Bank, issued a press release announcing that all regulatory approvals had been received necessary in connection with the proposed acquisition of Pocono Community Bank. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.


Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)   Financial Statements of Businesses Acquired - NA

(b)   Pro Forma Financial Information - NA

(c)   Shell Company Transactions - NA

(d)   Exhibits

Exhibit Number         Description

99.1                   Press Release dated October 15, 2007



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


                            Signatures


      Pursuant to the requirements of the the Securities
Exchange Act of 1934, the Registrant has duly caused this Current
Report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.


FIRST KEYSTONE CORPORATION
(Registrant)




By:       /s/ J. Gerald Bazewicz
          J. Gerald Bazewicz
          President and Chief Executive Officer

Date:     October 15, 2007



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


Exhibit Number      Description
______________      ___________

99.1                Press Release dated October 15, 2007



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